UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2010
THE TIMBERLAND COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-9548	02-0312554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of principal executive offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

EXHIBITS
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 2, 2010, The Timberland Company (the “Company”) appointed André J. Hawaux to its Board of Directors (the “Board"), effective December 2, 2010. The Company has not yet determined on which committees of the Board, if any, Mr. Hawaux will serve. Mr. Hawaux will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 30, 2010 under the heading “Directors’ Compensation — Additional Information to Understand the Directors’ Compensation Table,” which is incorporated herein by reference.
     A copy of the news release announcing the event described above is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

The Timberland Company News Release, dated December 8, 2010, Announcing the Director Appointment

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
By:	/s/ Carrie W. Teffner
	Name:	Carrie W. Teffner
	Title:	Chief Financial Officer

Date: December 8, 2010

Exhibit Index

Exhibit No.	Description
99.1	The Timberland Company News Release, dated December 8, 2010, Announcing the Director Appointment

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